EXHIBIT 10.115

                                      NOTE
                                      ----


                                                                   July 31, 2005


     Glimcher Properties Limited Partnership, a limited partnership organized under the laws of the State of Delaware ("GPLP") and Montgomery Mall Associates Limited Partnership, a limited partnership organized under the laws of the State of Delaware ("Owner", and collectively with GPLP, the "Borrower"), hereby jointly and severally promise to pay to the order of KeyBank National Association (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Term Loan Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

     This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Term Loan Agreement, dated as of July 31, 2005 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies.

     Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other

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indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.



     This Note shall be governed and construed under the internal laws of the State of Ohio.

     BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

                                     MONTGOMERY MALL ASSOCIATES
                                     LIMITED PARTNERSHIP, a Delaware
                                     limited partnership

                                     By: Glimcher Montgomery, Inc., a
                                         Delaware corporation, its sole
                                         general partner

                                     By:
                                        -------------------------------------
                                     Print Name: George A. Schmidt
                                     Title: Executive Vice President



                                     GLIMCHER PROPERTIES LIMITED
                                     PARTNERSHIP, a Delaware limited
                                     partnership

                                     By: Glimcher Properties Corporation, a
                                         Delaware corporation, its sole
                                         general partner

                                     By:
                                        -------------------------------------
                                        Print Name: George A. Schmidt
                                        Title: Executive Vice President